UBS Global Asset Management
One North Wacker Drive
Chicago, IL 60606

Notice

October 28, 2011

Notice: Change in investment policy for UBS U.S. Large Cap Value Equity Fund

The Board of Trustees of The UBS Funds approved a name change and investment policy modifications to UBS U.S. Large Cap Value Equity Fund (the "Fund") that will go into effect on or about December 28, 2011. UBS Global Asset Management believes these modifications will better align the Fund's investable universe with its view of market opportunities, better position it from a competitive standpoint, and result in better risk-adjusted returns for the Fund as a whole.

Highlights

•  The Fund's name will change from UBS U.S. Large Cap Value Equity Fund to UBS U.S. Equity Opportunity Fund.

•  The Fund's 80% investment policy will change to provide the Fund with a greater opportunity to invest in foreign securities and securities with smaller market capitalizations when market conditions warrant such investments.

•  The Fund's benchmark will change from the Russell 1000 Value Index to the Russell 1000 Index.

What will change

•  The Fund's name will change to UBS U.S. Equity Opportunity Fund to better reflect its underlying investment strategy, as well as the expanded investable universe.

•  The Fund's 80% policy will change from investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies to investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of U.S. companies. The revised policy, like the current policy, cannot be changed without giving shareholders of the Fund at least 60 days advance notice.

•  The Fund will primarily invest in large capitalization companies, but may invest in companies of any size.

•  The Fund will have the ability to invest up to 20% of its net assets in the equity securities of foreign issuers, including companies in both developed and emerging markets.

UBS Global Asset Management (Americas) Inc. is a subsidiary of UBS AG

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Questions

If you have questions regarding this notice, please contact your financial advisor at your earliest convenience.

Disclosure

Clients should carefully read a Fund's prospectus and carefully consider a Fund's investment objectives, risks, all charges, expenses and other matters of interest before investing. The prospectus contains this and other information about a Fund. It is important that clients have all the information they need to make a sound investment decision. To view a copy of the Fund's current prospectus, go to www.ubs.com/globalam-us.

Past performance is not a guarantee of future results. This is not an invitation to subscribe in any Fund and is by way of information only. Mutual funds are sold by prospectus only. Nothing contained herein constitutes investment, legal, tax or other advice, nor is it to be relied on in making an investment or other decision. Nothing herein should be construed as a solicitation, offer or recommendation to acquire or dispose of an investment or to engage in any other transaction.